UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

TELEPHONE AND DATA SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI PHILIP T. BLAZEK WALTER M. SCHENKER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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GAMCO ASSET MANAGEMENT INC.

May 8, 2015

Dear Fellow TDS Shareholder:

GAMCO Asset Management Inc. and the other participants in this solicitation (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 7,866,156 shares of common stock, $.01 par value per share (the “Common Shares”), of Telephone and Data Systems, Inc., a Delaware corporation (the “Company” or “TDS”), representing approximately 7.81% of the outstanding Common Shares.  For the reasons set forth in the attached proxy statement (the “Proxy Statement”), we are seeking representation on the board of directors of the Company (the “Board”).  We are seeking your support at the annual meeting of shareholders scheduled to be held at City Center West Conference Center, 525 Junction Road, Madison, Wisconsin on Thursday, May 21, 2015, at 8:00 a.m., central time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.           To elect GAMCO’s two (2) director nominees, Philip T. Blazek and Walter M. Schenker (each a “Nominee” and, together, the “Nominees”), to serve until the 2016 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.           To consider and ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.           To approve, on an advisory basis, the compensation of the Company’s named executive officers (commonly known as “Say-on-Pay”); and

4.           To transact such other business as may properly come before the Annual Meeting or any postponements, adjournments or recess thereof by or at the direction of the Board.

We believe that the Company is in urgent need of a fresh perspective and a focus on enhancing shareholder value, which, we believe, the Nominees will provide.  The Nominees do not have specific plans for the Company.

We are seeking to add two (2) representatives on the Board to ensure that the interests of the shareholders, the true owners of the Company, are appropriately represented in the boardroom.  There are currently twelve (12) directors serving on the Board with terms expiring at the Annual Meeting. Four (4) of those directors are to be elected by the holders of Common Shares and eight (8) directors are to be elected by the holders of series a common shares (the “Series A Common Shares”) and preferred shares (the “Preferred Shares”) of the Company. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominees.  By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of the two (2) other directors to be elected by holders of Common Shares.  There is no assurance that any of the Company’s nominees will serve as a director if all or some of our Nominees are elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.  The attached Proxy Statement and the enclosed BLUE proxy card are first being mailed to the shareholders on or about May 11, 2015.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support.

/s/ Mario J. Gabelli

Mario J. Gabelli
GAMCO Asset Management Inc.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of GAMCO’s proxy materials,
please contact GAMCO at the phone number listed below.

GAMCO ASSET MANAGEMENT INC.

ONE CORPORATE CENTER

RYE, NEW YORK 10580

(800) 422-3554

2015 ANNUAL MEETING OF SHAREHOLDERS
OF
TELEPHONE AND DATA SYSTEMS, INC.
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc. (“GAMCO Asset Management”), Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are significant shareholders of Telephone and Data Systems, Inc., a Delaware corporation (the “Company” or “TDS”), owning in the aggregate approximately 7.81% of the outstanding shares of common stock, $.01 par value per share (the “Common Shares”), of the Company.  We are seeking to add two (2) representatives on the board of directors of the Company (the “Board”) because we believe that the Board could be improved by the addition of directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock shareholder value.  We are seeking your support at the annual meeting of shareholders scheduled to be held at City Center West Conference Center, 525 Junction Road, Madison, Wisconsin on Thursday, May 21, 2015, at 8:00 a.m., central time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.           To elect GAMCO’s two (2) director nominees, Philip T. Blazek and Walter M. Schenker (each a “Nominee” and, together, the “Nominees”), to serve until the 2016 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.           To consider and ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.            To approve, on an advisory basis, the compensation of the Company’s named executive officers (commonly known as “Say-on-Pay”); and

4.           To transact such other business as may properly come before the Annual Meeting or any postponements, adjournments or recess thereof by or at the direction of the Board.

This proxy statement (“Proxy Statement”) and the enclosed BLUE proxy card are first being mailed to the shareholders on or about May 11, 2015.

As of the date hereof, GAMCO Asset Management and its affiliates, including Mr. Gabelli, and Mr. Blazek collectively own 7,866,156 Common Shares, constituting approximately 7.81% of the outstanding Common Shares.  We intend to vote such Common Shares FOR the election of the Nominees, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants and a vote to ABSTAIN on the approval of the advisory Say-on-Pay proposal.

The Company has set the close of business on March 30, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602.  The Company has three (3) classes of stock whose holders are entitled to vote at the Annual Meeting: Common Shares, series a common shares (the “Series A Common Shares”) and preferred shares (the “Preferred Shares”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of March 30, 2015, there were 100,764,271 Common Shares outstanding, 7,178,943 Series A Common Shares outstanding and 8,240 Preferred Shares outstanding.  The holders of the Common Shares, Series A Common Shares and Preferred Shares vote together on all matters except the election of directors.  In the election of directors, holders of Series A Common Shares and Preferred Shares vote together to elect eight (8) directors and the holders of the Common Shares vote to elect four (4) directors.  In the election of directors, the Series A Common Shares are entitled to ten (10) votes per share and each of the Common Shares and Preferred Shares is entitled to one (1) vote per share.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD ANY OTHER MATTER, WHICH GAMCO IS NOT AWARE OF AT A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS AT OUR DISCRETION CONSISTENT WITH RULE 14A-4(C)(3) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at
http://www.gproxyonline.com
______________________________

IMPORTANT

Your vote is important, no matter how few Common Shares you own.  GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with GAMCO’s recommendations on the other proposals on the agenda for the Annual Meeting.

•           If your Common Shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.

•           If your Common Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Common Shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Common Shares on your behalf without your instructions.

•           Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions about how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our Nominees only on our BLUE proxy card.  So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation.

•
On February 20, 2014, GAMCO delivered a nomination letter to the Company, in accordance with the requirements of the Company’s bylaws (the “Bylaws), with respect to its nomination of Messrs. Blazek and Schenker for election as directors of the Company at the 2014 Annual Meeting of TDS stockholders.

•
On February 21, 2014, on behalf of the Company’s nominating committee (the “Nominating Committee”), the Nominees were asked to provide their consent to the Company conducting background checks on them.  The Nominees provided such consents as requested.

•
On February 25, 2014, the Nominees were asked to make themselves available for a phone interview.  On February 28, 2014, GAMCO responded on behalf of the Nominees that it will be happy to make the Nominees available once the Company has shown commitment to a productive change on the Board by agreeing to a mutually-agreeable framework on Board composition.

•
On March 3, 2014, in response to a repeated request for interviews by the Company, GAMCO once again stated that the Nominating Committee had been provided with all information required to be provided with respect to nominees under the Bylaws, which included all information required to be disclosed by directors in connection with a proxy solicitation, and the Nominees again confirmed that they would have been happy to interview with the Nominating Committee after a decision on their appointment had been made, as the Nominating Committee and Board had been provided with all the information they should have needed to make their decisions.

•
On March 17, 2014, Walter Carlson, non-executive chairman of TDS, telephoned Mr. Gabelli to ask that GAMCO withdraw its candidates without making any offer to reconstitute the Board to include any of the Nominees or otherwise improve Board composition.

•	On April 30, 2014, the Company sent a public letter to its shareholders attacking the qualifications and credentials of the Nominees and GAMCO’s actions in connection with its nomination of directors.

•	On May 5, 2014, the Company filed an investor presentation to be used by the Company in presentations to Institutional Shareholder Services and shareholders.

•
On May 13, 2014, the Company sent a second public letter to its shareholders attacking the qualifications and credentials of the Nominees and praising the credentials of the Company’s director nominees.

•	On May 22, 2014, the Company filed a presentation to be used at the 2014 Annual Meeting.

•	On May 29, 2014, the Company filed a Form 8-K, to disclose the results of the 2014 Annual Meeting; such results included confirmation that the Company’s nominees were elected as directors.

•
On August 25, 2014, the Company filed a Form 8-K to disclose that (1) the Company had amended the Bylaws, effective August 20, 2014, to provide that, in addition to LeRoy T. Carlson, the Board could appoint a different former director as director emeritus, (2) Donald C. Nebergall resigned as a director effective August 20, 2014, and that he had been appointed as director emeritus as of August 21, 2014, and (3) the Board appointed David A. Wittwer as a director to fill the vacancy created by Mr. Nebergall’s resignation.

•
On November 26, 2014, GAMCO filed Amendment No. 38 to its Schedule 13D, which stated that in light of the upcoming deadlines to submit director nominations for consideration at the Annual Meeting, GAMCO was evaluating all available options to it.

•
On February 5, 2015, representatives of TDS, LeRoy T. Carlson, Jr., President and CEO, Jane W. McCahon, Vice President—Corporate Relations and Corporate Secretary, and Peter L. Sereda, Senior Vice President—Finance and Treasurer, attended a meeting with Mario Gabelli, Chairman and CEO of GAMCO, to discuss matters relating to the business of TDS and its subsidiaries.

•
On February 19, 2015, GAMCO delivered a nomination letter to the Company, in accordance with the requirements of the Bylaws, with respect to its nomination of Messrs. Blazek and Schenker for election as directors of the Company at the Annual Meeting.

•
On February 20, 2015, the Company requested that the Nominees once again provide consent to a background check and complete a director candidate questionnaire; both such candidates complied with these requests.

•	In addition, on February 20, 2015, the Company requested each of the Nominees participation in an interview requested by the Company’s corporate governance and nominating committee.

•
On March 6, 2015, Walter C.D. Carlson, LeRoy T. Carlson, Jr. and Herbert S. Wander held calls with each of Philip T. Blazek and Walter M. Schenker to interview them. On such calls, the Nominees were asked questions about their backgrounds, experience and qualifications for serving as directors of the Company, as well as other matters.

•	On March 19, 2015, the Company filed its preliminary proxy statement for the Annual Meeting.

•	On April 17, 2015, the Company filed its definitive proxy statement for the Annual Meeting.

•	On April 28, 2015, GAMCO filed its preliminary proxy statement for the Annual Meeting.

•	On May 6, 2015, GAMCO filed its revised preliminary proxy statement for the Annual Meeting.

•	On May 8, 2015, GAMCO filed its definitive proxy statement for the Annual Meeting.

REASONS FOR THE SOLICITATION

We believe that urgent change is needed on the Board.  We have little confidence that the Board, as currently composed, is committed to taking the necessary steps to enhance shareholder value at the Company.  Therefore, we are soliciting your support to elect our Nominees at the Annual Meeting, whom we believe will bring significant and relevant experience, new insight and fresh perspectives to the Board.

We Are Concerned about the Company’s Prolonged Stock Underperformance

TDS’ stock performance has lagged meaningfully behind the performance of the market and of TDS’ peers.  The following chart provides a comparison of TDS’ cumulative total return (stock price appreciation plus dividends, and assuming reinvestment of such dividends) to shareholders during the previous five (5) years to the cumulative total returns of each of the Standard & Poor’s 500 Composite Stock Price Index and the Dow Jones U.S. Telecommunications Index.(1)

Source: TDS Form 10-K for the fiscal year ended December 31, 2014

	2009	2010	2011	2012	2013	2014
Telephone and Data Systems Common Shares (NYSE: TDS)	$100	$109.13	$78.69	$74.67	$88.82	$88.84
S&P 500 Index	100	115.06	117.49	136.30	180.44	205.14
Dow Jones U.S. Telecommunications Index	100	117.74	122.41	145.42	165.96	169.93

Note: Assumes $100.00 invested at the close of trading on the last trading day proceeding the first day of 2009, in TDS Common Shares, S&P 500 Index and the Dow Jones U.S. Telecommunications Index.

(1)           TDS selected the Dow Jones U.S. Telecommunications Index, a published industry index, as its peer group for the Stock Performance Graph in the 2014 Annual Report. As of December 31, 2013, the Dow Jones U.S. Telecommunications Index had been composed of the following companies: AboveNet, American Tower (Class A), AT&T, CenturyLink, Cincinnati Bell, Crown Castle International, Frontier Communications, Leap Wireless International, Leucadia National, Level 3 Communications, MetroPCS Communications, NII Holdings, SBA Communications Corp., Sprint Corp., Telephone and Data Systems, tw telecom (Class A), U.S. Cellular, Verizon Communications, Virgin Media and Windstream. As of December 31, 2014, Dow Jones removed AboveNet, American Tower (Class A), Cincinnati Bell, Crown Castle International, Leap Wireless International, Leucadia National, MetroPCS Communications, NII Holdings, tw telecom (Class A), U.S. Cellular and Virgin Media from this index and added T-Mobile USA to this index.

We Have Corporate Governance Concerns

We Believe that the Board has Failed to Act in the Best Interests of All Shareholders

In 2007, as disclosed in a Schedule 13D amendment filed by Southeastern Asset Management, Inc. with the Securities and Exchange Commission (the “SEC”) on May 15, 2008, TDS received an “all-cash bid to purchase all of the Company at more than a 50% premium to its average December 2007 trading price” from a “well-resourced, strategic acquirer.”  This offer was rejected by the Board and neither the offer nor any of the Board’s deliberations were disclosed to shareholders by TDS.

We are Concerned about the Company’s “Stuff the Ballot Box” Voting Mechanics

•	In 2005, TDS issued special common shares (the “Special Common Shares”) to use as currency for acquisitions and for other corporate purposes;

•
The Special Common Shares were reclassified and converted into Common Shares in 2012, and the resulting effect on Common Shares outstanding created an unprecedented voting advantage for the shareholders of Series A Common Shares at the expense of the shareholders of Common Shares; pursuant to the Restated Certificate of Incorporation for TDS, which effected the reclassification and conversion of TDS shares during 2012, the aggregate voting power of each of Series A Common Shares, mostly owned by the Carlson family, and Common Shares in matters other than the election of directors was fixed at approximately 56.7% and 43.3%, respectively;

•
Each Series A Common Share grants its holder ten (10) votes, and such Series A Common Share holders, along with Preferred shareholders, elect eight (8) out of twelve (12) directors that comprise the entire Board—the aggregate percentage of voting power of the Series A Common Shares, on matters other than the election of directors, is approximately 56.7%; and

•
Each Common Share only grants its holder .54 votes, and such Common Share holders elect only four (4) out of twelve (12) directors—the aggregate percentage voting power of the Common Shares, on matters other than the election of directors, is approximately 43.3%.

We Are Concerned about the Board’s Growing Lack of Independence

On August 25, 2014, the Company filed a Form 8-K to disclose that (1) it amended its bylaws, effective as of August 20, 2014, to provide that, in addition to LeRoy T. Carlson, the Board could appoint any other former director as a director emeritus, (2) Donald C. Nebergall resigned as a director, effective as of August 20, 2014, and he had served as director emeritus since August 21, 2014 and (3) the Board had appointed David A. Wittwer as a director to fill the vacancy created by Mr. Nebergall’s resignation.

As a result of the Board’s appointment of David A. Wittwer (President and CEO of TDS Telecommunications Corporation) to the Board in August 2014, six (6) of the Company’s twelve (12) directors seeking election at the Annual Meeting are either insiders or affiliated with the Company.  As long-term shareholders of TDS, we have heightened concerns that the Board (with only 50% of its directors classified as “independent”) may lack the objectivity and independence necessary to perform its critical oversight role on behalf of all shareholders.

Our Two (2) Nominees have the Experience, Qualifications and Objectivity Necessary to Fully Explore Opportunities to Unlock Value for Shareholders

As one of TDS’ largest common shareholders, we have heightened concerns that the Board lacks the objectivity necessary to act in the best interests of shareholders.  We have identified two (2) highly qualified, independent directors who we believe will bring a fresh perspective into the boardroom and will be extremely helpful in evaluating and executing initiatives to unlock value at the Company. Further, we believe the Company’s continued underperformance and undervaluation warrant the addition of a direct shareholder representative on the Board to ensure that all decisions are made with the best interests of all shareholders as the primary objective.

Philip T. Blazek. Mr. Blazek has vast financial, strategic and investment experience working with companies in a wide range of industries.  He has a proven record of reliable stewardship of investors' capital.  In addition, Mr. Blazek has worked extensively with public company managements and boards to drive accountability and shareholder value and to position such companies to perform well in the public markets.  These activities included long-term strategic roadmaps and transformations, capital allocation, mergers & acquisitions, strategic value drivers, corporate governance, alignment of compensation incentives, financial analytics and benchmarking, new business development, and business model optimizations.

Walter M. Schenker. Mr. Schenker has extensive investment expertise obtained over more than forty (40) years of experience in the investment business.  Mr. Schenker brings deep knowledge of many aspects of public company investing including accounting, financial reporting, capital allocation, strategic transactions and investor relations.  GAMCO believes that the Board will greatly benefit from Mr. Schenker’s public company investment experience and that his addition will help the Board unlock shareholder value.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of twelve (12) directors, four (4) of whom are elected by the holders of Common Shares, and eight (8) of whom are elected by the holders of Series A Common Shares and Preferred Shares, voting together as a class. Directors of the Company are elected annually.  We are seeking your support at the Annual Meeting to elect our two (2) Nominees, Philip T. Blazek and Walter M. Schenker. Your vote to elect the Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Nominees.  If elected, the Nominees will represent a minority of the members of the Board and therefore it is not guaranteed that they will have the ability to enhance shareholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employment for the past five (5) years of each of the Nominees.  The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation.”  This information has been furnished to us by the Nominees.  Both of the Nominees are citizens of the United States of America.

Philip T. Blazek, age 47, has served as the President and Principal Executive Officer of Special Diversified Opportunities Inc. (OTC Markets: SDOI) leading this public company through the closing of the sale of its former operating business and related operational wind down and through the strategic alternatives process to deploy its cash, since May 2013.  Mr. Blazek served as Managing Director at Korenvaes Management LLC, a family office firm focused on deep value debt and equity investments, from February 2012 until the firm’s founder closed the fund for personal reasons in July 2012.  From 2008 through January 2012, Mr. Blazek was President and Chief Investment Officer of Blazek Crow Holdings Capital, LP, an equity small-cap value investment fund he founded with the Crow Holdings Family Office. From 2005 to 2008, he served as a Partner of Greenway Capital, LP, an investment firm focused on providing new capital and actively working with managements of small-cap public companies.  Mr. Blazek’s investment banking advisory tenure included the Mergers & Acquisitions Group of Wasserstein Perella (and successor Dresdner Kleinwort Wasserstein) from 1996 to 2004 and the Telecom/Media/Technology Group in the Investment Banking Division of Goldman Sachs from 1991 to 1994.  He currently serves on the board of directors of Myers Industries, Inc. (NYSE: MYE); and he previously served on the board of directors of State Wide Aluminum, an Elkhart, Indiana supplier to the auto industry, from January 2000 to December 2001.  Mr. Blazek received an Economics degree at Harvard University in 1990 and MBA degree at Harvard Business School in 1996.  He is a Chartered Financial Analyst.

GAMCO believes the Board will benefit from Mr. Blazek’s breadth of experience working with management teams of both larger mature and smaller growth companies, regarding corporate strategy, allocation of capital, financial and strategic transactions, and business model improvements and transformations.  Furthermore, Mr. Blazek has invested in or advised numerous communications and technology services throughout his career, including co-heading the technology services M&A group at Dresdner Kleinwort Wasserstein from 2001 to 2004 and completing numerous transactions with related companies, including Electronic Data Systems (now Hewlett Packard), Alliance Data Systems, Crown Media Cable and GTE (now Verizon Communications Inc.).

Walter M. Schenker, age 68, is the sole Principal of MAZ Capital Advisors, LLC, a firm he founded in June 2010, which manages a hedge fund that largely invests on a long term basis in small-cap and mid-cap companies. Mr. Schenker has served as a director of Sevcon, Inc. (NasdaqCM: SEV) since December 2013, where he also serves as the Chairman of its board’s compensation committee. In 1999, Mr. Schenker co-founded Titan Capital Management, LLC, a registered investment advisor and hedge fund, where he remained until his partner’s retirement in June 2010. In 2007, Titan Capital Management, LLC, TCMP3 Partners, L.P., its general partner, TCMP3 Capital, LLC, its investment manager, and portfolio managers Steven E. Slawson and Mr. Schenker agreed to a settlement with the SEC  in connection with unregistered securities offerings, which are commonly referred to as “PIPEs” (Private Investment in Public Equity), without admitting or denying the allegations. During the 1970’s and early 1980’s, Mr. Schenker was employed with a number of leading brokerage/investment banks and money management firms, including Lehman Brothers, Drexel Burnham Lambert, Steinhardt Partners, Bear Stearns Gabelli & Company, Inc., and Glickenhaus & Company. Mr. Schenker has worked in the investment business for over forty (40) years.  In the course of his career, Mr. Schenker has worked with public and private companies to advise and assist with raising capital. Mr. Schenker has been the lead plaintiff in securities class actions, and is knowledgeable on corporate governance issues. Mr. Schenker graduated from Cornell University, with a Bachelor of Arts degree, and received a Masters in Business Administration from Columbia University.

GAMCO believes that Mr. Schenker’s vast experience in finance, capital allocation, strategic transactions and investor relations attributable to more than forty (40) years of experience in the investment business, including as the principal of hedge funds, a registered investment adviser at a number of leading brokerage/investment banks, as well as money management firms, will enhance the Board’s ability to deliver increased shareholder value.

The principal business address of Mr. Blazek is c/o Special Diversified Opportunities Inc., 500 Crescent Court, Suite 230, Dallas, TX, 75201. The principal business address of Mr. Schenker is c/o MAZ Capital Advisors, LLC, 1130 Route 46, Suite 22, Parsippany, NJ, 07054.

As of the date hereof, Mr. Blazek beneficially owns 1,000 shares of Common Shares.  For information regarding purchases and sales of securities of the Company during the past two (2) years by Mr. Blazek, see Schedule I.

As of the date hereof, Mr. Schenker does not own beneficially or of record any securities of the Company, and he has not made any purchases or sales of any securities of the Company in the past two (2) years.

Certain affiliates of GAMCO are beneficial owners of 1.02% of the common stock of Special Diversified Opportunities Inc., for which Mr. Blazek serves as President.  Also, GAMCO and certain of its affiliates are beneficial owners, on behalf of their investment advisory clients, of 21.76% of the common stock of Myers Industries, Inc., for which Mr. Blazek serves as a director.

GAMCO and its affiliates are beneficial owners, on behalf of their investment advisory clients, of 37.80% of the common stock of Sevcon, Inc., for which Mr. Schenker serves as a director.

Other than as set forth herein, there are no arrangements or understandings among GAMCO or any of its affiliates or clients and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each Nominee presently is, and if elected as a director of the Company will be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No Nominee is a member of the Company’s compensation, Nominating or audit committee (the “Audit Committee”) that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Common Shares represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In any such case, Common Shares represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Company’s Bylaws and applicable law, if the Company increases the size of the Board above its existing size. Additional nominations made pursuant to the preceding sentence will be without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 2

RATIFICATION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has preliminarily selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and is proposing that shareholders ratify such appointment.

As disclosed in the Company’s proxy statement, this vote is an advisory vote only, and therefore it will not bind the Company, the Board or the Audit Committee. The Company is not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm by its Bylaws or otherwise. However, according to the Company’s proxy statement, should the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, the Audit Committee will review whether to retain such firm for the fiscal year ending December 31, 2015.

WE RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2015 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s named executive officers.  This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement.  Accordingly, the Company is asking shareholders to cast an advisory vote approving the compensation of its named executive officers as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statement.

According to the Company’s proxy statement, the vote on this “Say-on-Pay” proposal is advisory and therefore non-binding on the Company, but the Company will consider the outcome of the vote when making future compensation policies and decisions.

WE RECOMMEND A VOTE TO ABSTAIN ON THE APPROVAL OF THE NON-BINDING SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES TO ABSTAIN ON THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date.  Based on publicly available information, GAMCO believes that the outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Common Shares, Series A Common Shares, and Preferred Shares. In the election of directors, the Series A Common Shares are entitled to ten (10) votes per share and each of the Common Shares and Preferred Shares is entitled to one (1) vote per share.

According to the Company’s proxy statement, a voting trust formed under an agreement dated June 30, 1989, as amended (the “TDS Voting Trust”), held 6,801,013 Series A Common Shares on February 28, 2015, representing approximately 94.7% of the Series A Common Shares as of such date and as of March 30, 2015. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors to be elected by the holders of Series A Common Shares and Preferred Shares and has approximately 53.7% of the voting power with respect to matters other than the election of directors. The TDS Voting Trust also held 6,134,003 Common Shares on February 28, 2015, representing approximately 6.1% of the Common Shares as of such date and as of March 30, 2015. By reason of such holding, the TDS Voting Trust has approximately 6.1% of the voting power with respect to the election of directors elected by the holders of Common Shares and an additional 2.6% of the voting power in matters other than the election of directors. Accordingly, the TDS Voting Trust has an aggregate of 56.3% of the voting power in matters other than the election of directors. The TDS Voting Trust does not currently own Preferred Shares.

Common Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the ratification of the selection of PricewaterhouseCoopers LLP and vote to ABSTAIN on the approval of the Say-on-Pay Proposal, and as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate twelve (12) candidates for election at the Annual Meeting, including eight (8) candidates to be elected by the holders of the Series A Common Shares and Preferred Shares.  This Proxy Statement is soliciting proxies to elect our two (2) Nominees.  By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of the two (2) other directors to be elected by holders of Common Shares.  Under applicable proxy rules, we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees.  There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, will constitute a quorum to permit the Annual Meeting to proceed. Withheld votes and abstentions of shares entitled to vote and any non-votes will be treated as present in person or represented by proxy for purposes of establishing a quorum for the meeting. If such a quorum is present or represented by proxy, the meeting can proceed. If the shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting to permit the meeting to proceed. In addition, if a separate vote by a class or group is required with respect to a proposal, a quorum is also required with respect to such proposal for the vote to proceed with respect to such proposal.

In the election of directors, if a separate vote by a class or voting group is required, then the holders of a majority of the votes of the stock of such class or group issued and outstanding and entitled to vote with respect to such director election, present in person or represented by proxy, will constitute a quorum with respect to such election. Withheld votes by shares entitled to vote with respect to a director election and non-votes with respect to such director election will be treated as present in person or represented by proxy for purposes of establishing a quorum for such director election. If Series A Common Shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with the election of directors by the holders of Series A Common Shares and Preferred Shares. If a quorum of the holders of Common Shares is not present at the time the Annual Meeting is convened, the chairman of the meeting or holders of a majority of the voting power in matters other than the election of directors represented in person or by proxy may adjourn the Annual Meeting with respect to all proposals or only with respect to the election of directors by the holders of Common Shares.

With respect to Proposals 2 and 3, the holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to such proposals, present in person or represented by proxy, will constitute a quorum at the Annual Meeting in connection with such proposals. Abstentions from voting on such proposals by shares entitled to vote on such proposals and any non-votes with respect to such proposals will be treated as present in person or represented by proxy for purpose of establishing a quorum for such proposals. If TDS shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with such proposals.

Even if a quorum is present, holders of a majority of the voting stock present in person or represented by proxy may adjourn the Annual Meeting. Because it holds a majority of the voting power of all classes of stock, the TDS Voting Trust has the voting power to approve an adjournment. TDS does not currently have any expectation that the Annual Meeting would be adjourned for any reason. However, if there is a proposal to adjourn the Annual Meeting by a vote of the shareholders, or should other matters that GAMCO is not aware of at a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion consistent with Rule 14a-4(c)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If you are a shareholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.  Brokers do not have discretionary authority to vote on any of the matters to be presented at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your Common Shares will not count for purposes of attaining a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, directors are elected by a plurality of the votes cast by the class or group of shareholder entitled to vote in the election, meaning only those directors receiving the highest number of votes will be elected. With respect to the election of directors, neither an abstention nor a broker non-vote will count as a vote cast “for” or “against” a director nominee.  Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

In the election of directors by holders of Common Shares, each holder of outstanding Common Shares is entitled to one (1) vote for each Common Shares held in such shareholder’s name. In the election of directors by holders of Series A Common Shares and Preferred Shares, each holder of outstanding Series A Common Shares is entitled to ten (10) votes for each Series A Common Share held in such holder’s name and each holder of outstanding Preferred Shares is entitled to one (1) vote for each Preferred Share held in such holders’ name.

Other Proposals ─ According to the Company’s proxy statement, the holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposals 2 and 3. Based on shares outstanding on March 30, 2015, and only with respect to matters other than the election of directors, each holder of outstanding Common Shares was entitled to 0.543726 vote for each Common Share held in such holder's name. Each holder of outstanding Series A Common Shares is entitled to ten (10) votes for each Series A Common Share held in such holder's name. Each holder of outstanding Preferred Shares is entitled to one (1) vote for each Preferred Share held in such holder's name.  If a quorum is present at the Annual Meeting, the approval of Proposals 2 and 3 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or represented by proxy at the meeting. Abstentions by shares entitled to vote on such proposals will be treated as votes which could be cast that are present for such purposes and, accordingly, will effectively count as a vote cast against such proposal. Any non-votes with respect to such proposals will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposals are approved, even though they may be included for purposes of determining a quorum. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with GAMCO’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company at 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Common Shares.  Additionally, we may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO.  It is anticipated that the participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the Internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of shareholders will not exceed $60,000, of which approximately $50,000 has been incurred to date.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO has the option to seek reimbursement from the Company for those expenses if any of our Nominees are elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees, GAMCO Asset Management and Mr. Gabelli are participants in this solicitation.  The principal business of GAMCO Asset Management, a New York corporation, is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.  GAMCO Asset Management is an investment adviser registered under The Investment Advisers Act of 1940, as amended.  Mr. Gabelli is the controlling shareholder, Chief Executive Officer and a director of GGCP, Inc. and Chairman and Chief Executive Officer of GAMCO Investors, Inc.  Mr. Gabelli is also a member of GGCP Holdings LLC and the controlling shareholder of Teton Advisors, Inc.

The address of the principal office of each of GAMCO Asset Management and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO Asset Management beneficially owns 4,487,046 Common Shares.  GAMCO Asset Management has dispositive power with respect to all of these Common Shares, and has voting power with respect to 4,020,923 Common Shares.  As of the date hereof, Mr. Gabelli directly owns 78,583 Common Shares.  As of the date hereof, GAMCO Asset Management’s affiliates beneficially own an additional 3,299,527 Common Shares.  By virtue of his respective position with each of GAMCO Asset Management and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the Common Shares held by GAMCO Asset Management and its affiliates.  As of the date hereof, GAMCO Asset Management and its affiliates, including Mr. Gabelli, own an aggregate of 7,865,156 Common Shares.  As of the date hereof, Mr. Blazek owns 1,000 Common Shares and Mr. Schenker does not own any Common Shares.  Depending on market conditions and other factors, both of Messrs. Blazek and Schenker, if elected, intend to acquire additional Common Shares.

The Common Shares beneficially owned by each of GAMCO Asset Management and its affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO Asset Management, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years (for exceptions, please refer to Schedule I of this Proxy Statement); (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each Nominee, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters that GAMCO is not aware of at a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion consistent with Rule 14a-4(c)(3) promulgated under the Exchange Act.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company’s 2016 annual meeting of shareholders (the “2016 Annual Meeting”), in order to be included in the Company’s proxy statement and the form of proxy for the 2016 Annual Meeting, must be made by a qualified shareholder and must be received at the Company’s corporate office at 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602 not later than December 19, 2015 (one-hundred and twenty (120) calendar days before the anniversary date of the Company’s proxy statement of April 17, 2015). However, if the date of the 2016 Annual Meeting changes for any reason by more than thirty (30) calendar days from May 21, 2016 (the anniversary of the 2015 Annual Meeting), then the deadline will be a reasonable time before TDS begins to print and send its proxy materials. According to the Company’s proxy statement, in such event, the Company would disclose such date in a Form 8-K, 10-Q or 10-K at the appropriate time.

Under the Bylaws, a shareholder may directly nominate a candidate for election as a director of the Company with respect to an election to be held at an annual meeting of shareholders only if written notice of such intention is delivered to the Corporate Secretary either by personal delivery or by United States mail, postage prepaid, not less than ninety (90) days nor more than one-hundred and twenty (120) days in advance of such annual meeting.

  In addition, pursuant to the Bylaws, proposals by shareholders intended to be presented at the 2016 Annual Meeting of shareholders (other than proposals included in TDS’ proxy statement and form of proxy relating to the 2015 Annual Meeting pursuant to SEC Rule 14a-8), must be received by TDS at its principal executive offices not earlier than January 22, 2015 and not later than February 19, 2015 for consideration at the 2016 Annual Meeting of shareholders (one-hundred and twenty (120) calendar days and ninety (90) calendar days, respectively, before the anniversary date of the 2015 Annual Meeting of May 21, 2015, except that, because the 90th day falls on a Saturday, the deadline pursuant to the Company’s Bylaws is the immediately preceding Friday). However, if the date of the 2015 Annual Meeting is changed by more than thirty (30) calendar days before or after May 21, 2015 (the one (1) year anniversary date of the 2015 Annual Meeting), different provisions will apply as set forth in the Bylaws.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2016 Annual Meeting is based on information contained in the Company’s proxy statement and organizational documents filed by the Company with the SEC.  The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE 2015 ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC.

May 8, 2015

SCHEDULE
TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

CUSIP NO.	Purchase/Sale	Common Shares Purchased / Sold	Date of Purchase/Sale

GAMCO ASSET MANAGEMENT INC.

879433829	Sale	4000	3/25/2013
879433829	Sale	1000	3/25/2013
879433829	Sale	500	3/26/2013
879433829	Sale	2949	3/26/2013
879433829	Sale	4000	3/27/2013
879433829	Sale	500	3/27/2013
879433829	Sale	1000	3/27/2013
879433829	Sale	2000	3/28/2013
879433829	Sale	4000	3/28/2013
879433829	Sale	1000	3/28/2013
879433829	Sale	2000	4/1/2013
879433829	Purchase	200	4/1/2013
879433829	Sale	478	4/1/2013
879433829	Sale	4000	4/1/2013
879433829	Sale	200	4/2/2013
879433829	Sale	400	4/2/2013
879433829	Sale	2000	4/3/2013
879433829	Sale	134	4/3/2013
879433829	Sale	3000	4/4/2013
879433829	Sale	326	4/4/2013
879433829	Sale	2028	4/4/2013
879433829	Sale	870	4/8/2013
879433829	Sale	326	4/8/2013
879433829	Sale	469	4/9/2013
879433829	Sale	587	4/10/2013
879433829	Sale	400	4/12/2013
879433829	Sale	326	4/15/2013
879433829	Sale	1000	4/15/2013
879433829	Purchase	2000	4/16/2013
879433829	Purchase	600	4/19/2013
879433829	Purchase	200	4/19/2013

879433829	Purchase	1800	4/22/2013
879433829	Purchase	600	4/22/2013
879433829	Purchase	400	4/22/2013
879433829	Purchase	1500	4/23/2013
879433829	Sale	1500	4/23/2013
879433829	Sale	500	4/23/2013
879433829	Purchase	200	4/29/2013
879433829	Purchase	1000	4/29/2013
879433829	Purchase	1000	4/29/2013
879433829	Sale	543	4/30/2013
879433829	Purchase	700	5/1/2013
879433829	Sale	521	5/3/2013
879433829	Sale	226	5/7/2013
879433829	Sale	869	5/8/2013
879433829	Sale	2000	5/14/2013
879433829	Sale	3000	5/16/2013
879433829	Sale	834	5/17/2013
879433829	Sale	3000	5/17/2013
879433829	Sale	2000	5/20/2013
879433829	Sale	1000	5/21/2013
879433829	Sale	434	5/23/2013
879433829	Sale	613	5/24/2013
879433829	Sale	1045	5/28/2013
879433829	Sale	600	5/28/2013
879433829	Sale	1261	5/28/2013
879433829	Sale	760	5/28/2013
879433829	Sale	800	5/29/2013
879433829	Sale	252	6/3/2013
879433829	Sale	500	6/3/2013
879433829	Sale	1000	6/4/2013
879433829	Sale	1587	6/5/2013
879433829	Sale	117	6/13/2013
879433829	Purchase	400	6/13/2013
879433829	Sale	300	6/13/2013
879433829	Purchase	300	6/13/2013
879433829	Sale	1000	6/14/2013
879433829	Sale	1500	6/17/2013
879433829	Sale	300	6/18/2013
879433829	Sale	436	6/20/2013
879433829	Sale	2000	6/20/2013
879433829	Sale	1000	6/21/2013
879433829	Sale	2057	6/25/2013
879433829	Sale	4000	6/26/2013

879433829	Sale	1000	6/26/2013
879433829	Sale	1220	6/28/2013
879433829	Purchase	2000	6/28/2013
879433829	Sale	800	7/2/2013
879433829	Purchase	1000	7/3/2013
879433829	Purchase	400	7/5/2013
879433829	Purchase	500	7/5/2013
879433829	Purchase	500	7/8/2013
879433829	Sale	243	7/9/2013
879433829	Sale	4000	7/10/2013
879433829	Sale	200	7/12/2013
879433829	Sale	3000	7/15/2013
879433829	Sale	3000	7/16/2013
879433829	Sale	1000	7/16/2013
879433829	Sale	2000	7/16/2013
879433829	Sale	300	7/16/2013
879433829	Sale	2000	7/17/2013
879433829	Sale	200	7/17/2013
879433829	Sale	1478	7/22/2013
879433829	Sale	226	7/24/2013
879433829	Sale	380	7/24/2013
879433829	Sale	247	7/24/2013
879433829	Sale	234	7/26/2013
879433829	Sale	260	7/30/2013
879433829	Purchase	5000	7/31/2013
879433829	Sale	2000	8/5/2013
879433829	Sale	252	8/6/2013
879433829	Sale	1200	8/6/2013
879433829	Sale	434	8/9/2013
879433829	Sale	14000	8/13/2013
879433829	Sale	3000	8/14/2013
879433829	Sale	500	8/14/2013
879433829	Sale	1000	8/14/2013
879433829	Sale	8000	8/15/2013
879433829	Sale	97	8/15/2013
879433829	Purchase	1000	8/15/2013
879433829	Sale	243	8/19/2013
879433829	Sale	1300	8/20/2013
879433829	Sale	230	8/20/2013
879433829	Sale	100	8/20/2013
879433829	Sale	480	8/26/2013
879433829	Sale	2000	8/29/2013
879433829	Sale	487	8/30/2013

879433829	Sale	14	8/30/2013
879433829	Sale	500	8/30/2013
879433829	Sale	400	8/30/2013
879433829	Sale	800	9/3/2013
879433829	Sale	500	9/3/2013
879433829	Sale	4000	9/4/2013
879433829	Sale	1000	9/4/2013
879433829	Sale	4000	9/5/2013
879433829	Sale	389	9/5/2013
879433829	Sale	548	9/6/2013
879433829	Sale	10000	9/10/2013
879433829	Sale	443	9/10/2013
879433829	Sale	218	9/10/2013
879433829	Sale	300	9/10/2013
879433829	Sale	1095	9/11/2013
879433829	Sale	600	9/11/2013
879433829	Sale	1400	9/16/2013
879433829	Sale	1000	9/16/2013
879433829	Sale	500	9/16/2013
879433829	Sale	504	9/17/2013
879433829	Sale	487	9/17/2013
879433829	Sale	1500	9/18/2013
879433829	Sale	500	9/18/2013
879433829	Sale	10436	9/18/2013
879433829	Sale	400	9/18/2013
879433829	Sale	400	9/18/2013
879433829	Sale	661	9/19/2013
879433829	Sale	300	9/19/2013
879433829	Sale	152	9/19/2013
879433829	Sale	2000	9/19/2013
879433829	Sale	1300	9/19/2013
879433829	Sale	2	9/20/2013
879433829	Sale	430	9/20/2013
879433829	Sale	217	9/20/2013
879433829	Sale	4000	9/20/2013
879433829	Sale	587	9/23/2013
879433829	Sale	3000	9/23/2013
879433829	Sale	1000	9/23/2013
879433829	Sale	600	9/24/2013
879433829	Sale	674	9/24/2013
879433829	Sale	600	9/24/2013
879433829	Sale	167	9/24/2013
879433829	Sale	100	9/24/2013

879433829	Sale	100	9/24/2013
879433829	Sale	100	9/24/2013
879433829	Sale	200	9/24/2013
879433829	Sale	100	9/24/2013
879433829	Sale	100	9/24/2013
879433829	Sale	4000	9/24/2013
879433829	Sale	600	9/25/2013
879433829	Sale	208	9/25/2013
879433829	Sale	600	9/27/2013
879433829	Sale	1000	9/27/2013
879433829	Sale	252	9/30/2013
879433829	Sale	404	9/30/2013
879433829	Sale	1000	9/30/2013
879433829	Sale	474	9/30/2013
879433829	Sale	630	9/30/2013
879433829	Sale	387	9/30/2013
879433829	Sale	1087	9/30/2013
879433829	Sale	1000	9/30/2013
879433829	Sale	287	10/1/2013
879433829	Sale	717	10/1/2013
879433829	Sale	600	10/1/2013
879433829	Sale	400	10/1/2013
879433829	Sale	2000	10/1/2013
879433829	Sale	587	10/1/2013
879433829	Sale	900	10/2/2013
879433829	Sale	400	10/3/2013
879433829	Sale	3000	10/3/2013
879433829	Sale	4000	10/4/2013
879433829	Sale	287	10/7/2013
879433829	Sale	717	10/7/2013
879433829	Sale	200	10/7/2013
879433829	Sale	200	10/7/2013
879433829	Sale	75	10/8/2013
879433829	Sale	75	10/8/2013
879433829	Sale	75	10/8/2013
879433829	Sale	75	10/8/2013
879433829	Sale	75	10/8/2013
879433829	Sale	343	10/11/2013
879433829	Sale	4000	10/11/2013
879433829	Sale	521	10/11/2013
879433829	Sale	6000	10/11/2013
879433829	Sale	6000	10/11/2013
879433829	Sale	269	10/14/2013

879433829	Sale	243	10/14/2013
879433829	Sale	308	10/14/2013
879433829	Sale	400	10/15/2013
879433829	Sale	243	10/15/2013
879433829	Sale	243	10/15/2013
879433829	Sale	3000	10/16/2013
879433829	Sale	2830	10/17/2013
879433829	Sale	4000	10/18/2013
879433829	Sale	269	10/18/2013
879433829	Sale	217	10/21/2013
879433829	Sale	600	10/21/2013
879433829	Sale	4000	10/21/2013
879433829	Sale	491	10/21/2013
879433829	Sale	334	10/23/2013
879433829	Sale	1000	10/23/2013
879433829	Sale	391	10/24/2013
879433829	Sale	374	10/24/2013
879433829	Sale	287	10/24/2013
879433829	Sale	387	10/24/2013
879433829	Sale	870	10/25/2013
879433829	Sale	522	10/25/2013
879433829	Sale	461	10/25/2013
879433829	Sale	311	10/25/2013
879433829	Sale	307	10/25/2013
879433829	Sale	1000	10/25/2013
879433829	Sale	1000	10/28/2013
879433829	Sale	200	10/29/2013
879433829	Sale	726	10/29/2013
879433829	Sale	400	10/29/2013
879433829	Sale	687	10/30/2013
879433829	Sale	6350	10/30/2013
879433829	Sale	600	10/30/2013
879433829	Sale	300	10/31/2013
879433829	Sale	2067	10/31/2013
879433829	Sale	1218	11/4/2013
879433829	Sale	200	11/5/2013
879433829	Sale	7000	11/5/2013
879433829	Sale	1000	11/6/2013
879433829	Sale	869	11/7/2013
879433829	Sale	600	11/8/2013
879433829	Sale	543	11/11/2013
879433829	Sale	2000	11/11/2013
879433829	Sale	369	11/11/2013

879433829	Sale	243	11/12/2013
879433829	Sale	200	11/12/2013
879433829	Sale	300	11/14/2013
879433829	Sale	2500	11/14/2013
879433829	Sale	487	11/15/2013
879433829	Sale	2500	11/15/2013
879433829	Sale	4000	11/18/2013
879433829	Sale	400	11/18/2013
879433829	Sale	956	11/18/2013
879433829	Sale	2000	11/19/2013
879433829	Sale	7175	11/19/2013
879433829	Sale	100	11/19/2013
879433829	Purchase	200	11/19/2013
879433829	Sale	848	11/19/2013
879433829	Sale	844	11/19/2013
879433829	Sale	1000	11/19/2013
879433829	Sale	152	11/19/2013
879433829	Sale	4000	11/20/2013
879433829	Sale	526	11/20/2013
879433829	Sale	2000	11/21/2013
879433829	Sale	415	11/21/2013
879433829	Purchase	416	11/21/2013
879433829	Sale	326	11/21/2013
879433829	Sale	152	11/21/2013
879433829	Sale	522	11/21/2013
879433829	Sale	226	11/22/2013
879433829	Sale	234	11/25/2013
879433829	Sale	600	11/25/2013
879433829	Sale	569	11/25/2013
879433829	Sale	15000	11/25/2013
879433829	Sale	469	11/26/2013
879433829	Sale	300	11/26/2013
879433829	Sale	1634	11/26/2013
879433829	Sale	500	11/26/2013
879433829	Sale	1008	11/26/2013
879433829	Sale	4000	11/26/2013
879433829	Sale	5400	11/26/2013
879433829	Sale	400	11/27/2013
879433829	Sale	1000	11/27/2013
879433829	Sale	687	11/27/2013
879433829	Sale	417	11/27/2013
879433829	Sale	800	11/27/2013
879433829	Sale	287	11/29/2013

879433829	Sale	400	11/29/2013
879433829	Purchase	100	11/29/2013
879433829	Sale	439	12/2/2013
879433829	Sale	1000	12/2/2013
879433829	Sale	234	12/2/2013
879433829	Sale	500	12/3/2013
879433829	Sale	404	12/3/2013
879433829	Sale	417	12/4/2013
879433829	Sale	237	12/5/2013
879433829	Sale	434	12/5/2013
879433829	Sale	374	12/5/2013
879433829	Sale	1630	12/9/2013
879433829	Sale	243	12/10/2013
879433829	Sale	500	12/10/2013
879433829	Sale	200	12/11/2013
879433829	Sale	5000	12/11/2013
879433829	Sale	200	12/11/2013
879433829	Sale	1000	12/12/2013
879433829	Sale	8000	12/13/2013
879433829	Sale	2000	12/16/2013
879433829	Sale	234	12/16/2013
879433829	Sale	400	12/17/2013
879433829	Sale	244	12/17/2013
879433829	Sale	1000	12/17/2013
879433829	Sale	434	12/17/2013
879433829	Sale	243	12/17/2013
879433829	Sale	560	12/19/2013
879433829	Sale	334	12/19/2013
879433829	Sale	200	12/19/2013
879433829	Sale	600	12/20/2013
879433829	Sale	569	12/20/2013
879433829	Sale	252	12/23/2013
879433829	Purchase	1000	12/23/2013
879433829	Sale	374	12/23/2013
879433829	Sale	416	12/24/2013
879433829	Sale	200	12/24/2013
879433829	Sale	400	12/26/2013
879433829	Sale	200	12/27/2013
879433829	Sale	300	12/30/2013
879433829	Sale	547	12/30/2013
879433829	Sale	300	12/30/2013
879433829	Sale	417	1/2/2014
879433829	Sale	652	1/3/2014

879433829	Sale	1000	1/8/2014
879433829	Sale	150	1/8/2014
879433829	Sale	2000	1/9/2014
879433829	Sale	152	1/9/2014
879433829	Sale	217	1/9/2014
879433829	Sale	243	1/10/2014
879433829	Sale	1000	1/10/2014
879433829	Sale	2000	1/13/2014
879433829	Sale	287	1/22/2014
879433829	Sale	287	1/22/2014
879433829	Sale	400	1/24/2014
879433829	Sale	595	2/3/2014
879433829	Sale	800	2/4/2014
879433829	Sale	400	2/4/2014
879433829	Sale	600	2/6/2014
879433829	Sale	800	2/10/2014
879433829	Purchase	1000	2/10/2014
879433829	Sale	260	2/10/2014
879433829	Purchase	500	2/10/2014
879433829	Sale	287	2/19/2014
879433829	Purchase	400	2/20/2014
879433829	Sale	200	2/21/2014
879433829	Sale	1000	2/26/2014
879433829	Sale	326	2/28/2014
879433829	Sale	500	3/3/2014
879433829	Sale	2000	3/3/2014
879433829	Sale	5000	3/3/2014
879433829	Sale	2000	3/4/2014
879433829	Sale	200	3/4/2014
879433829	Sale	661	3/4/2014
879433829	Sale	600	3/4/2014
879433829	Sale	252	3/4/2014
879433829	Sale	680	3/5/2014
879433829	Sale	304	3/7/2014
879433829	Sale	1500	3/7/2014
879433829	Sale	1000	3/11/2014
879433829	Sale	2000	3/13/2014
879433829	Sale	1000	3/13/2014
879433829	Sale	304	3/17/2014
879433829	Purchase	20000	3/17/2014
879433829	Sale	421	3/17/2014
879433829	Sale	1200	3/18/2014
879433829	Sale	287	3/18/2014

879433829	Sale	1000	3/19/2014
879433829	Sale	300	3/20/2014
879433829	Sale	378	3/20/2014
879433829	Sale	800	3/21/2014
879433829	Sale	1031	3/21/2014
879433829	Sale	1000	3/21/2014
879433829	Sale	2000	3/21/2014
879433829	Sale	500	3/26/2014
879433829	Sale	1200	3/26/2014
879433829	Sale	5000	3/27/2014
879433829	Sale	1000	3/31/2014
879433829	Sale	400	3/31/2014
879433829	Sale	150	4/1/2014
879433829	Sale	160	4/2/2014
879433829	Sale	65	4/2/2014
879433829	Sale	274	4/2/2014
879433829	Sale	200	4/2/2014
879433829	Sale	100	4/3/2014
879433829	Sale	100	4/3/2014
879433829	Sale	217	4/3/2014
879433829	Sale	200	4/8/2014
879433829	Sale	250	4/23/2014
879433829	Sale	805	4/24/2014
879433829	Sale	1100	4/25/2014
879433829	Sale	5500	5/6/2014
879433829	Sale	500	5/7/2014
879433829	Sale	1000	5/7/2014
879433829	Sale	2000	5/12/2014
879433829	Sale	287	5/12/2014
879433829	Sale	165	5/13/2014
879433829	Sale	500	5/13/2014
879433829	Sale	108	5/13/2014
879433829	Sale	200	5/13/2014
879433829	Sale	230	5/19/2014
879433829	Sale	4000	5/20/2014
879433829	Sale	6000	5/21/2014
879433829	Sale	2000	5/22/2014
879433829	Sale	2000	5/22/2014
879433829	Sale	609	5/23/2014
879433829	Sale	217	5/27/2014
879433829	Sale	6000	5/27/2014
879433829	Sale	200	5/28/2014
879433829	Sale	135	6/10/2014

879433829	Sale	217	6/11/2014
879433829	Sale	217	6/11/2014
879433829	Sale	208	6/11/2014
879433829	Sale	208	6/11/2014
879433829	Sale	543	6/11/2014
879433829	Sale	460	6/13/2014
879433829	Sale	300	6/16/2014
879433829	Sale	400	6/18/2014
879433829	Sale	217	6/18/2014
879433829	Sale	130	6/20/2014
879433829	Sale	517	6/26/2014
879433829	Sale	217	6/26/2014
879433829	Sale	200	6/26/2014
879433829	Sale	200	6/26/2014
879433829	Sale	200	6/26/2014
879433829	Sale	217	6/26/2014
879433829	Sale	200	6/26/2014
879433829	Sale	217	6/26/2014
879433829	Sale	3000	6/30/2014
879433829	Sale	400	7/1/2014
879433829	Sale	348	7/1/2014
879433829	Sale	108	7/1/2014
879433829	Sale	271	7/1/2014
879433829	Sale	59	7/1/2014
879433829	Sale	43	7/1/2014
879433829	Sale	32	7/1/2014
879433829	Sale	217	7/1/2014
879433829	Sale	200	7/1/2014
879433829	Sale	500	7/8/2014
879433829	Sale	413	7/23/2014
879433829	Purchase	2000	7/29/2014
879433829	Purchase	3000	7/29/2014
879433829	Purchase	14000	7/29/2014
879433829	Purchase	366	7/29/2014
879433829	Purchase	257	7/29/2014
879433829	Purchase	400	7/29/2014
879433829	Purchase	400	7/29/2014
879433829	Purchase	100	7/29/2014
879433829	Purchase	248	7/29/2014
879433829	Purchase	326	7/29/2014
879433829	Purchase	1331	7/29/2014
879433829	Purchase	183	7/29/2014
879433829	Purchase	513	7/29/2014

879433829	Purchase	513	7/29/2014
879433829	Purchase	383	7/29/2014
879433829	Purchase	548	7/29/2014
879433829	Purchase	466	7/29/2014
879433829	Purchase	174	7/29/2014
879433829	Purchase	274	7/29/2014
879433829	Purchase	483	7/29/2014
879433829	Purchase	457	7/29/2014
879433829	Purchase	374	7/29/2014
879433829	Purchase	300	7/29/2014
879433829	Purchase	266	7/29/2014
879433829	Purchase	183	7/29/2014
879433829	Purchase	913	7/29/2014
879433829	Purchase	274	7/29/2014
879433829	Purchase	331	7/29/2014
879433829	Purchase	283	7/29/2014
879433829	Purchase	156	7/29/2014
879433829	Purchase	3500	7/29/2014
879433829	Purchase	3000	7/29/2014
879433829	Purchase	457	7/29/2014
879433829	Purchase	400	7/29/2014
879433829	Purchase	266	7/29/2014
879433829	Purchase	183	7/29/2014
879433829	Purchase	648	7/29/2014
879433829	Purchase	174	7/29/2014
879433829	Purchase	457	7/29/2014
879433829	Purchase	383	7/29/2014
879433829	Purchase	626	7/29/2014
879433829	Purchase	274	7/29/2014
879433829	Purchase	200	7/29/2014
879433829	Purchase	694	7/29/2014
879433829	Purchase	694	7/29/2014
879433829	Purchase	587	7/29/2014
879433829	Purchase	386	7/29/2014
879433829	Purchase	500	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	4000	7/29/2014
879433829	Purchase	50000	7/29/2014
879433829	Purchase	4800	7/29/2014
879433829	Purchase	3400	7/29/2014
879433829	Purchase	1800	7/29/2014
879433829	Purchase	1000	7/29/2014

879433829	Purchase	95	7/29/2014
879433829	Purchase	96	7/29/2014
879433829	Purchase	96	7/29/2014
879433829	Purchase	96	7/29/2014
879433829	Purchase	339	7/29/2014
879433829	Purchase	3000	7/29/2014
879433829	Purchase	400	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	500	7/29/2014
879433829	Purchase	100	7/29/2014
879433829	Purchase	100	7/29/2014
879433829	Purchase	100	7/29/2014
879433829	Purchase	600	7/29/2014
879433829	Purchase	600	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	200	7/29/2014
879433829	Purchase	700	7/29/2014
879433829	Purchase	900	7/29/2014
879433829	Purchase	800	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	100	7/29/2014
879433829	Purchase	1000	7/29/2014
879433829	Purchase	800	7/30/2014
879433829	Purchase	500	7/30/2014
879433829	Purchase	2000	7/30/2014
879433829	Purchase	2000	7/30/2014
879433829	Purchase	1200	7/30/2014
879433829	Purchase	10000	7/30/2014
879433829	Purchase	1000	7/30/2014
879433829	Purchase	12000	7/30/2014
879433829	Purchase	15000	7/30/2014
879433829	Purchase	10000	7/30/2014
879433829	Purchase	2400	7/30/2014
879433829	Purchase	1700	7/30/2014
879433829	Purchase	900	7/30/2014
879433829	Purchase	4000	7/31/2014
879433829	Purchase	5000	7/31/2014
879433829	Sale	243	7/31/2014
879433829	Purchase	3700	7/31/2014
879433829	Purchase	15000	7/31/2014
879433829	Purchase	356	7/31/2014

879433829	Purchase	44	7/31/2014
879433829	Purchase	200	7/31/2014
879433829	Purchase	6000	8/1/2014
879433829	Purchase	2000	8/1/2014
879433829	Purchase	5000	8/1/2014
879433829	Purchase	1000	8/1/2014
879433829	Purchase	20000	8/1/2014
879433829	Purchase	3700	8/1/2014
879433829	Purchase	300	8/1/2014
879433829	Sale	5000	8/1/2014
879433829	Sale	413	8/4/2014
879433829	Sale	278	8/4/2014
879433829	Purchase	9000	8/4/2014
879433829	Purchase	5500	8/4/2014
879433829	Purchase	500	8/4/2014
879433829	Sale	500	8/5/2014
879433829	Sale	504	8/6/2014
879433829	Sale	243	8/6/2014
879433829	Sale	500	8/6/2014
879433829	Sale	400	8/6/2014
879433829	Sale	300	8/8/2014
879433829	Sale	126	8/14/2014
879433829	Sale	2000	8/14/2014
879433829	Sale	126	8/15/2014
879433829	Purchase	213	8/15/2014
879433829	Sale	1348	8/15/2014
879433829	Sale	600	8/18/2014
879433829	Sale	43	8/18/2014
879433829	Sale	400	8/18/2014
879433829	Sale	134	8/18/2014
879433829	Sale	588	8/18/2014
879433829	Sale	200	8/20/2014
879433829	Sale	300	8/20/2014
879433829	Sale	1000	8/20/2014
879433829	Sale	500	8/21/2014
879433829	Sale	400	8/22/2014
879433829	Sale	500	8/22/2014
879433829	Sale	2000	8/25/2014
879433829	Sale	8000	8/25/2014
879433829	Sale	1000	8/26/2014
879433829	Sale	869	8/26/2014
879433829	Sale	2000	8/27/2014
879433829	Sale	2045	8/27/2014

879433829	Sale	1000	8/28/2014
879433829	Sale	1339	8/28/2014
879433829	Sale	2000	8/29/2014
879433829	Sale	500	9/2/2014
879433829	Sale	1000	9/2/2014
879433829	Sale	300	9/2/2014
879433829	Purchase	331	9/2/2014
879433829	Sale	630	9/4/2014
879433829	Sale	421	9/4/2014
879433829	Sale	1200	9/4/2014
879433829	Sale	287	9/5/2014
879433829	Sale	500	9/8/2014
879433829	Sale	200	9/8/2014
879433829	Sale	86	9/8/2014
879433829	Sale	300	9/10/2014
879433829	Sale	200	9/12/2014
879433829	Sale	200	9/12/2014
879433829	Sale	1000	9/12/2014
879433829	Sale	500	9/15/2014
879433829	Sale	2479	9/16/2014
879433829	Sale	4000	9/16/2014
879433829	Sale	1000	9/16/2014
879433829	Sale	169	9/16/2014
879433829	Sale	430	9/16/2014
879433829	Sale	500	9/16/2014
879433829	Sale	3500	9/16/2014
879433829	Sale	181	9/16/2014
879433829	Sale	200	9/16/2014
879433829	Sale	143	9/16/2014
879433829	Sale	587	9/17/2014
879433829	Sale	500	9/17/2014
879433829	Sale	1000	9/18/2014
879433829	Sale	743	9/19/2014
879433829	Sale	1000	9/22/2014
879433829	Sale	6000	9/23/2014
879433829	Sale	8000	9/24/2014
879433829	Sale	1900	9/24/2014
879433829	Sale	4000	9/26/2014
879433829	Sale	200	9/30/2014
879433829	Sale	300	10/2/2014
879433829	Sale	200	10/3/2014
879433829	Sale	230	10/7/2014
879433829	Sale	375	10/7/2014

879433829	Sale	1521	10/8/2014
879433829	Sale	2000	10/8/2014
879433829	Sale	300	10/9/2014
879433829	Sale	417	10/14/2014
879433829	Sale	200	10/15/2014
879433829	Sale	600	10/16/2014
879433829	Sale	1000	10/17/2014
879433829	Sale	1400	10/17/2014
879433829	Sale	374	10/20/2014
879433829	Sale	111	10/21/2014
879433829	Sale	111	10/21/2014
879433829	Sale	111	10/21/2014
879433829	Sale	111	10/21/2014
879433829	Sale	111	10/21/2014
879433829	Sale	37	10/21/2014
879433829	Sale	37	10/21/2014
879433829	Sale	37	10/21/2014
879433829	Sale	111	10/21/2014
879433829	Sale	111	10/21/2014
879433829	Sale	111	10/21/2014
879433829	Sale	2000	10/22/2014
879433829	Sale	3000	10/22/2014
879433829	Sale	700	10/23/2014
879433829	Sale	190	10/23/2014
879433829	Sale	103	10/23/2014
879433829	Sale	108	10/23/2014
879433829	Sale	200	10/23/2014
879433829	Sale	125	10/23/2014
879433829	Sale	227	10/23/2014
879433829	Sale	116	10/23/2014
879433829	Sale	450	10/24/2014
879433829	Purchase	300	10/27/2014
879433829	Purchase	900	10/27/2014
879433829	Purchase	2000	10/27/2014
879433829	Sale	287	10/28/2014
879433829	Sale	200	10/28/2014
879433829	Purchase	870	10/28/2014
879433829	Sale	500	10/28/2014
879433829	Purchase	652	10/29/2014
879433829	Sale	834	10/29/2014
879433829	Sale	271	10/29/2014
879433829	Sale	200	10/29/2014
879433829	Sale	200	10/29/2014

879433829	Sale	200	10/29/2014
879433829	Sale	200	10/29/2014
879433829	Sale	300	10/29/2014
879433829	Sale	400	10/30/2014
879433829	Sale	800	10/30/2014
879433829	Purchase	518	10/30/2014
879433829	Sale	5000	10/31/2014
879433829	Sale	4000	10/31/2014
879433829	Purchase	208	11/3/2014
879433829	Purchase	416	11/3/2014
879433829	Sale	1000	11/3/2014
879433829	Purchase	1251	11/3/2014
879433829	Purchase	834	11/4/2014
879433829	Sale	1252	11/4/2014
879433829	Purchase	400	11/5/2014
879433829	Sale	1587	11/6/2014
879433829	Sale	652	11/6/2014
879433829	Sale	652	11/6/2014
879433829	Sale	1240	11/10/2014
879433829	Sale	256	11/11/2014
879433829	Sale	234	11/11/2014
879433829	Sale	200	11/11/2014
879433829	Sale	430	11/11/2014
879433829	Sale	400	11/11/2014
879433829	Sale	252	11/12/2014
879433829	Sale	300	11/14/2014
879433829	Purchase	500	11/17/2014
879433829	Purchase	500	11/17/2014
879433829	Purchase	500	11/17/2014
879433829	Purchase	1200	11/17/2014
879433829	Sale	1000	11/19/2014
879433829	Sale	604	11/19/2014
879433829	Sale	400	11/19/2014
879433829	Sale	2000	11/20/2014
879433829	Sale	400	11/20/2014
879433829	Purchase	285	11/20/2014
879433829	Sale	633	11/20/2014
879433829	Sale	1000	11/20/2014
879433829	Purchase	500	11/21/2014
879433829	Purchase	500	11/21/2014
879433829	Sale	326	11/21/2014
879433829	Sale	900	11/21/2014
879433829	Sale	1000	11/24/2014

879433829	Sale	300	11/24/2014
879433829	Sale	300	11/24/2014
879433829	Purchase	300	11/24/2014
879433829	Sale	100	11/24/2014
879433829	Sale	200	11/24/2014
879433829	Sale	100	11/24/2014
879433829	Sale	1000	11/25/2014
879433829	Sale	16	11/25/2014
879433829	Sale	2000	11/26/2014
879433829	Sale	200	11/26/2014
879433829	Purchase	600	11/26/2014
879433829	Sale	250	11/26/2014
879433829	Sale	500	11/26/2014
879433829	Sale	108	11/28/2014
879433829	Sale	2000	11/28/2014
879433829	Sale	4000	12/1/2014
879433829	Sale	800	12/1/2014
879433829	Sale	652	12/1/2014
879433829	Sale	300	12/1/2014
879433829	Sale	100	12/1/2014
879433829	Sale	900	12/1/2014
879433829	Sale	2000	12/2/2014
879433829	Sale	518	12/2/2014
879433829	Sale	2000	12/3/2014
879433829	Sale	870	12/3/2014
879433829	Sale	2000	12/4/2014
879433829	Sale	416	12/4/2014
879433829	Sale	1251	12/4/2014
879433829	Sale	416	12/4/2014
879433829	Sale	200	12/4/2014
879433829	Sale	243	12/5/2014
879433829	Sale	208	12/5/2014
879433829	Sale	200	12/5/2014
879433829	Sale	234	12/5/2014
879433829	Sale	4000	12/8/2014
879433829	Sale	400	12/8/2014
879433829	Sale	417	12/8/2014
879433829	Sale	834	12/8/2014
879433829	Sale	8000	12/10/2014
879433829	Sale	626	12/10/2014
879433829	Sale	600	12/11/2014
879433829	Sale	200	12/11/2014
879433829	Sale	200	12/11/2014
879433829	Sale	1000	12/12/2014

879433829	Sale	200	12/15/2014
879433829	Sale	200	12/15/2014
879433829	Sale	600	12/15/2014
879433829	Sale	287	12/15/2014
879433829	Sale	216	12/15/2014
879433829	Sale	124	12/16/2014
879433829	Sale	300	12/16/2014
879433829	Sale	435	12/16/2014
879433829	Sale	230	12/16/2014
879433829	Sale	419	12/16/2014
879433829	Sale	800	12/16/2014
879433829	Sale	200	12/16/2014
879433829	Sale	1087	12/16/2014
879433829	Sale	2500	12/16/2014
879433829	Sale	330	12/17/2014
879433829	Sale	626	12/17/2014
879433829	Sale	400	12/18/2014
879433829	Sale	500	12/19/2014
879433829	Sale	434	12/19/2014
879433829	Sale	500	12/19/2014
879433829	Sale	150	12/19/2014
879433829	Sale	500	12/19/2014
879433829	Sale	1174	12/19/2014
879433829	Sale	1500	12/22/2014
879433829	Sale	5000	12/22/2014
879433829	Sale	200	12/22/2014
879433829	Sale	435	12/22/2014
879433829	Sale	643	12/23/2014
879433829	Sale	534	12/23/2014
879433829	Sale	400	12/23/2014
879433829	Sale	417	12/23/2014
879433829	Sale	500	12/23/2014
879433829	Sale	1000	12/24/2014
879433829	Sale	387	12/24/2014
879433829	Sale	325	12/26/2014
879433829	Sale	343	12/29/2014
879433829	Sale	600	12/29/2014
879433829	Sale	299	12/30/2014
879433829	Sale	4000	12/31/2014
879433829	Sale	4000	1/2/2015
879433829	Sale	1000	1/5/2015
879433829	Sale	200	1/6/2015

879433829	Sale	1000	1/6/2015
879433829	Sale	243	1/9/2015
879433829	Sale	400	1/12/2015
879433829	Sale	200	1/13/2015
879433829	Sale	400	1/16/2015
879433829	Sale	700	1/16/2015
879433829	Sale	400	1/20/2015
879433829	Sale	200	1/20/2015
879433829	Sale	2000	1/20/2015
879433829	Sale	400	1/21/2015
879433829	Sale	687	1/27/2015
879433829	Sale	800	1/28/2015
879433829	Sale	2000	1/28/2015
879433829	Sale	200	1/30/2015
879433829	Sale	3000	2/2/2015
879433829	Sale	3000	2/3/2015
879433829	Sale	326	2/4/2015
879433829	Sale	2000	2/4/2015
879433829	Sale	1304	2/5/2015
879433829	Sale	1269	2/5/2015
879433829	Sale	2000	2/5/2015
879433829	Sale	1000	2/6/2015
879433829	Sale	500	2/9/2015
879433829	Sale	800	2/9/2015
879433829	Sale	600	2/10/2015
879433829	Sale	300	2/10/2015
879433829	Sale	200	2/10/2015
879433829	Sale	134	2/11/2015
879433829	Sale	100	2/23/2015
879433829	Sale	44	2/24/2015
879433829	Sale	228	2/26/2015
879433829	Sale	126	3/2/2015
879433829	Sale	364	3/3/2015
879433829	Sale	1000	3/3/2015
879433829	Sale	9	3/3/2015
879433829	Sale	543	3/4/2015
879433829	Sale	2000	3/5/2015
879433829	Sale	400	3/11/2015
879433829	Sale	300	3/16/2015
879433829	Sale	1500	3/16/2015
879433829	Sale	800	3/17/2015
879433829	Sale	1500	3/17/2015
879433829	Sale	1392	3/18/2015

879433829	Sale	200	3/18/2015
879433829	Sale	200	3/18/2015
879433829	Sale	100	3/25/2015
879433829	Sale	652	3/25/2015
879433829	Sale	957	3/27/2015
879433829	Sale	2000	3/30/2015
879433829	Sale	300	3/30/3015
879433829	Sale	500	4/2/2015
879433829	Sale	2000	4/2/2015
879433829	Sale	1000	4/6/2015
879433829	Sale	500	4/6/2015
879433829	Sale	1414	4/6/2015
879433829	Sale	200	4/8/2015
879433829	Sale	800	4/8/2015
879433829	Sale	287	4/8/2015
879433829	Sale	400	4/8/2015
879433829	Sale	521	4/9/2015
879433829	Sale	177	4/10/2015
879433829	Sale	2000	4/13/2015
879433829	Sale	1000	4/14/2015
879433829	Sale	1700	4/14/2015
879433829	Sale	522	4/15/2015
879433829	Sale	800	4/15/2015
879433829	Sale	300	4/15/2015
879433829	Sale	350	4/15/2015
879433829	Sale	4000	4/17/2015
879433829	Sale	400	4/22/2015
879433829	Sale	4000	4/23/2015
879433829	Sale	7000	4/24/2015
879433829	Sale	15000	4/27/2015
879433829	Sale	4000	4/28/2015
879433829	Sale	4000	4/29/2015
879433829	Sale	76	4/29/2015
879433829	Sale	300	5/1/2015
879433829	Sale	712	5/4/2015
879433829	Sale	287	5/4/2015
879433829	Sale	300	5/4/2015
879433829	Sale	487	5/6/2015
879433829	Sale	135	5/7/2015
879433829	Sale	4000	5/7/2015

MARIO J. GABELLI

879433829	Sale	500	5/30/2013
879433829	Sale	1697	9/10/2013
879433829	Sale	500	10/1/2013
879433829	Sale	1000	10/28/2013
879433829	Sale	3000	10/31/2013
879433829	Sale	1000	11/19/2013
879433829	Sale	2000	1/7/2014
879433829	Purchase	1300	7/29/2014
879433829	Purchase	2000	8/4/2014
879433829	Sale	1000	11/11/2014

PHILIP T. BLAZEK

879433829	Purchase	1,000	06/06/2014

WALTER M. SCHENKER

None

SCHEDULE II

The following table is reprinted from the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

On February 28, 2015, TDS had outstanding and entitled to vote 100,734,394 Common Shares (excluding 23,826,044 Common Shares held by TDS and 1,010,133 Common Shares held by a subsidiary of TDS), and 7,178,943 Series A Common Shares, par value $.01 per share (collectively representing a total of 107,913,337 shares of common stock); and 8,240 Preferred Shares, par value $.01 per share.

In matters other than the election of directors, each of the Preferred Shares is entitled to one (1) vote, each of the Series A Common Shares is entitled to ten (10) votes and each of the Common Shares is entitled to one (1) vote per share that floats. The total voting power of the Series A Common Shares was 71,789,430 votes at February 28, 2015 with respect to matters other than the election of directors. The total voting power of the Common Shares was 54,788,193 votes at February 28, 2015 with respect to matters other than the election of directors. The total voting power of all outstanding shares of all classes of capital stock was 126,585,863 votes at February 28, 2015 with respect to matters other than the election of directors, including 8,240 votes by holders of Preferred Shares.

For purposes of the following tables, percentages are calculated pursuant to SEC Rule 13d-3(d)(1). Under such rule, shares underlying options that are currently exercisable or exercisable within 60 days after February 28, 2015, restricted stock units that become vested within 60 days after February 28, 2015 and vested phantom stock units are deemed to be outstanding for the purpose of calculating the number of shares owned and percentages of shares and voting power with respect to the person holding such options, restricted stock units or phantom stock units, but are not deemed to be outstanding for the purpose of calculating the percentages of shares or voting power of other persons.

Security Ownership of Management

The following table sets forth as of February 28, 2015, or the latest practicable date, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned, by each director of TDS, by each of the executive officers named below and by all directors and executive officers as a group. As of February 28, 2015, none of the directors or executive officers of TDS beneficially owned Preferred Shares. If a class of common stock is not indicated for an individual or group, no shares of such class are beneficially owned by such individual or group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson(3)	Common Shares	6,134,003	6.1%	5.7%	2.6%
	Series A Common Shares	6,801,013	94.7%	6.3%	53.7%

LeRoy T. Carlson(4)(10)	Common Shares	609,433	*	*	*
	Series A Common Shares	65,602	*	*	*

LeRoy T. Carlson, Jr.(5)(10)	Common Shares	2,006,647	2.0%	1.9%	*
	Series A Common Shares	20,950	*	*	*

Walter C.D. Carlson(6)(9)	Common Shares	35,382	*	*	*
	Series A Common Shares	1,086	*	*	*

Letitia G. Carlson, M.D.(7)(9)	Common Shares	25,413	*	*	*
	Series A Common Shares	1,166	*	*	*

Prudence E. Carlson(8)(9)	Common Shares	53,189	*	*	*
	Series A Common Shares	196,011	2.7%	*	1.5%

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
Clarence A. Davis(9)(12)	Common Shares	9,620	*	*	*

Kenneth R. Meyers(10)(11	Common Shares	782,960	*	*	*

George W. Off(9)	Common Shares	27,942	*	*	*

Christopher D. O’Leary(9)	Common Shares	19,639	*	*	*

Mitchell H. Saranow(9)	Common Shares	14,521	*	*	*

Gary L. Sugarman(9)	Common Shares	16,088	*	*	*

Herbert S. Wander(9)	Common Shares	25,301	*	*	*

David A. Wittwer(10)	Common Shares	543,635	*	*	*

Douglas D. Shuma(10)	Common Shares	68,777	*	*	*

Scott H. Williamson(10)	Common Shares	637,506	*	*	*

Other executive officers (4 persons)(10)(13)	Common Shares	866,007	*	*	*

All directors and executive officers as a group (19 persons)(9)(10)	Common Shares	11,876,063	11.2%	10.5%	5.0%
	Series A Common Shares	7,085,828	98.7%	6.6%	56.0%
________________
*	Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Except with respect to customary brokerage agreement terms, none of the above shares are pledged as security, unless otherwise specified. Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(2)	Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under the TDS Voting Trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. The trustees share voting and investment power. The address of the trustees of the TDS Voting Trust in their capacities as such is c/o LeRoy T. Carlson, Jr., Telephone and Data Systems, Inc., 30 N. LaSalle St., Suite 4000, Chicago, IL 60602. Under the terms of the TDS Voting Trust, the trustees hold and vote the Common Shares and Series A Common Shares held in the trust. If the TDS Voting Trust were terminated, the following individuals, directly or indirectly with their spouses, would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson and Letitia G. Carlson, M.D. The above numbers of shares and percentages do not assume conversion of the Series A Common Shares because the trustees have advised TDS that the TDS Voting Trust has no current intention of converting its Series A Common Shares.

(4)
Includes 10,332 Common Shares and 65,602 Series A Common Shares held by Mr. Carlson’s wife. Does not include 29,609 Common Shares and 36,855 Series A Common Shares held for the benefit of LeRoy T. Carlson or 193,378 Common Shares and 211,201 Series A Common Shares held for the benefit of Mr. Carlson’s wife (an aggregate of 222,987 Common Shares, or 0.2% of class, and 248,056 Series A Common Shares, or 3.5% of class) in the TDS Voting Trust described in footnote (3).

(5)
Includes 518 Common Shares and 297 Series A Common Shares held by Mr. Carlson’s wife outside of the TDS Voting Trust. Also includes 3,768 Common Shares held by Mr. Carlson’s children and 78,943 Common Shares and 11,424 Series A Common Shares held in a trust, the beneficiaries of which include the descendants of Mr. Carlson.

Common Shares in TDS Voting Trust do not include 1,823,410 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 419,783 Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 687,066 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 1,986,722 Series A Common Shares (27.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 3,318 Series A Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 748,439 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

(6)
Common Shares in TDS Voting Trust. Does not include 1,921,679 Common Shares (1.9% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,104,313 Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 687,066 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 2,207,340 Series A Common Shares (30.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 610,320 Series A Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 748,439 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

(7)
Common Shares in TDS Voting Trust. Does not include 1,841,415 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 526,093 Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 687,066 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 2,011,348 Series A Common Shares (28.0% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,125,353 Series A Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 748,439 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

(8)
Common Shares in TDS Voting Trust. Does not include 1,722,903 Common Shares (1.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 999,228 Common Shares are held for the benefit of Prudence E. Carlson, and (ii) 687,066 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 1,874,104 Series A Common Shares (26.1% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 748,439 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

(9)	Includes Common Shares earned pursuant to the Non-Employee Directors’ Plan as of February 28, 2015 that were issued in March 2015 since they were issuable within 60 days of February 28, 2015.

(10)
Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days after February 28, 2015: LeRoy T. Carlson, 341,880 shares; LeRoy T. Carlson, Jr., 1,781,296 shares; Kenneth R. Meyers, 679,242 shares; David A. Wittwer, 520,708 shares; Douglas D. Shuma, 49,067 shares; Scott H. Williamson, 600,771 shares; all other executive officers as a group, 730,258 shares; and all directors and executive officers as a group, 4,703,233 shares. Includes the following number of Common Shares underlying vested phantom stock units: LeRoy T. Carlson, 144,106 shares; LeRoy T. Carlson, Jr., 54,374 shares; Kenneth R. Meyers, 34,120 shares; David A. Wittwer, -0-shares; Douglas D. Shuma, 5,777 shares; Scott H. Williamson, -0- shares; all other executive officers as a group, -0-shares; and all directors and executive officers as a group, 238,377 shares.

(11)	Includes 1,043 Common Shares held by Mr. Meyers’ wife.

(12)
Mr. Davis is a director of the Gabelli SRI Green Fund and the Gabelli GDL Fund. The above does not include TDS shares owned by such funds, if any. As of the latest available information, neither the Gabelli SRI Green Fund nor the Gabelli GDL Fund owned any TDS shares.

(13)
Includes shares held by the following executive officers who are not specifically identified in the above table pursuant to SEC rules: Joseph R. Hanley, C. Theodore Herbert, Peter L. Sereda and Kurt B. Thaus.

Security Ownership by Certain Beneficial Owners

In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of February 28, 2015, or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS’ stock records as of such date. Some of the information below is based on reports filed by the below shareholders reporting TDS shares held as of December 31, 2014 and, in the absence of any SEC filings indicating otherwise, it was assumed that there was no change to such information between December 31, 2014 and February 28, 2015.

Shareholder’s Name and Address	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
BlackRock, Inc. 55 East 52nd Street New York, NY 10022(3)	Common Shares	11,960,341	11.9%	11.1%	5.1%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580(4)	Common Shares	7,999,851	7.9%	7.4%	3.4%
State Street Corporation One Lincoln Street Boston, MA 02111(5)	Common Shares	7,750,698	7.7%	7.2%	3.3%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(6)	Common Shares	6,834,198	6.8%	6.3%	2.9%
__________

(1)	The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

(2)	Represents the percent of voting power in matters other than the election of directors.

(3)
Based on the most recent Schedule 13G (Amendment No. 6) filed with the SEC, BlackRock, Inc. and its affiliates report sole voting authority with respect to an aggregate of 11,420,049 Common Shares, and sole investment authority with respect to an aggregate of 11,960,341 Common Shares.

(4)
Based on the most recent Schedule 13D (Amendment No. 39) filed with the SEC, GAMCO Investors, Inc. and its affiliates, including GAMCO Asset Management, Inc., report sole voting authority with respect to an aggregate of 7,529,636 Common Shares, and sole investment authority with respect to an aggregate of 7,999,851 Common Shares. See “Background of Recent Events” above.

(5)	Based on the most recent Schedule 13G filed with the SEC, State Street Corporation reports shared investment and voting authority with respect to an aggregate of 7,750,698 Common Shares.

(6)
Based on the most recent Schedule 13G (Amendment No. 2) filed with the SEC, The Vanguard Group reports sole voting authority with respect to 65,132 Common Shares, sole investment authority with respect to 6,778,466 Common Shares, and shared investment authority with respect to 55,732 Common Shares.

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how few Common Shares you own, please give GAMCO your proxy FOR the election of the Nominees by taking three (3) steps:

●           SIGNING the enclosed BLUE proxy card,

●           DATING the enclosed BLUE proxy card, and

●           MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Common Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Common Shares and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

TELEPHONE AND DATA SYSTEMS, INC.

2015 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF TELEPHONE AND DATA SYSTEMS, INC.

IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints each of George Maldonado and Anne Morrissy, jointly and severally, as attorney and agent with full power of substitution to vote all Common Shares of Telephone and Data Systems, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Shareholders of the Company, which is scheduled to be held at City Center West Conference Center, 525 Junction Road, Madison, Wisconsin on Thursday, May 21, 2015, at 8:00 a.m., central time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the common stock (the “Common Shares”) of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes, consistent with Rule 14a-4(c)(3) promulgated under the Securities Exchange Act of 1934, as amended, with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (“GAMCO”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, AND “ABSTAIN” ON PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

GAMCO STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.  GAMCO RECOMMENDS A VOTE FOR PROPOSAL 2 AND A VOTE TO ABSTAIN ON PROPOSAL 3.

1. GAMCO’s proposal to elect Philip T. Blazek and Walter M. Schenker to serve as directors of the Company until the next annual meeting of shareholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Philip T. Blazek Walter M. Schenker	[ ]	[ ]	[ ]
__________
__________

GAMCO does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Common Shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s bylaws (the “Bylaws”) and applicable law.  In addition, GAMCO has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Common Shares represented by this proxy card will be voted for such substitute nominee(s).

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of our Nominees are elected.

Note: If you do not wish for your shares of Common Shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your Shares will be voted for the remaining nominee(s).

2. Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  Company’s proposal to approve executive compensation on an advisory basis.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.